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                                                                   EXHIBIT 10.23

                               MCKESSON HBOC, INC.
                                 FIRST AMENDMENT
                               TO CREDIT AGREEMENT

                               (364 DAY FACILITY)


               This FIRST AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of October 10, 2000 and entered into by and among McKesson HBOC, Inc., a Delaware corporation (the "COMPANY"), the financial institutions listed on the signature pages hereof (the "BANKS"), The Chase Manhattan Bank, as a documentation agent for the Banks, First Union National Bank, as a documentation agent for the Banks, Bank One, N.A., as a documentation agent for the Banks, Morgan Guaranty Trust Company, as a documentation agent for the Banks and Bank of America, N.A. as administrative agent for the Banks (the "ADMINISTRATIVE AGENT"), and is made with reference to that certain Credit Agreement dated as of October 22, 1999 (the "CREDIT AGREEMENT"), by and among the parties thereto. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

               WHEREAS, the Company and the Banks desire to amend the Credit Agreement (a) to extend the Revolving Facility Termination Date for an additional 364 day period, (b) to provide for a term loan option, and (c) to modify certain other provisions;

               NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.     AMENDMENTS TO THE CREDIT AGREEMENT

1.1     AMENDMENTS TO ARTICLE I:  DEFINITIONS

               A. Section 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

                  "Term Loans" has the meaning specified in Section 2.16.

                  "Term Loan Maturity Date" means October 8, 2002.

               B. Section 1.1 of the Credit Agreement is hereby further amended by deleting in the definition of the term "Applicable Margin", the paragraph below the table which begins "The margin set forth...." and substituting in place of such paragraph the following:


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                      "The margin set forth above for any Applicable Rating
        Level on a given date shall be increased by fifteen (15.0) basis points if, on such date, either (a) the sum of (x) the Total Utilization of Facility A Commitments (as such term is defined in the November 1998 Credit Agreement) existing on such date and (y) the principal amount of Loans (as defined herein) made pursuant to Section 2.1 outstanding on such date, exceeds 30% of the sum of (A) the aggregate of the Facility A Commitments (as such term is defined in the November 1998 Credit Agreement) existing on such date and (B) the aggregate of the Commitments (as defined herein) existing on such date, or (b) any Term Loans are outstanding."

               C. Section 1.1 of the Credit Agreement is hereby further amended by adding, in the definition of "Commitment," the following phrase immediately before the period at the end thereof: "provided that if the Term Loans are made, "Commitments" means the aggregate principal amount of Term Loans outstanding on such date".

               D. Section 1.1 of the Credit Agreement is hereby further amended by deleting, in the definition of "Interest Period," clause (3) in its entirety and substituting in lieu thereof the following:

                      "(3) no Interest Period for any Loan shall extend beyond
        (i) in the case of Loans made pursuant to Section 2.1, until a Notice of Borrowing has been received by the Agent in accordance with subsection 2.16(b), the Revolving Facility Termination Date; provided that once such Notice of Borrowing has been received by the Agent in accordance with subsection 2.16(b), the limitation in subpart (ii) of this paragraph shall apply to Loans made pursuant to Section 2.1 and (ii) the Term Loan Maturity Date, in the case of the Term Loans."

               E. Section 1.1 of the Credit Agreement is hereby further amended by deleting, in the definition of "Revolving Facility Termination Date," the date "October 19, 2000" and substituting in lieu thereof the date "October 9, 2001".

1.2     AMENDMENT TO ARTICLE II:  THE CREDITS

               A. Section 2.1 of the Credit Agreement is hereby amended by deleting the reference to "$850,000,000" and substituting in lieu thereof the amount "$825,000,000."

               B. Section 2.7(a) of the Credit Agreement is hereby amended by adding the phrase "Except as provided in Section 2.16," to the beginning of the sentence.

               C. Section 2.9(a) of the Credit Agreement is hereby amended by deleting the date "September 17, 1999" and substituting in lieu thereof the date "September 8, 2000".

               D. Section 2.9(b) of the Credit Agreement is hereby amended by deleting in the first sentence of the second paragraph thereof the portion of such sentence preceding the semicolon and substituting in lieu thereof the following:


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                      "Such facility fee shall accrue from the Closing Date to
        the Revolving Facility Termination Date or, if the Term Loans are made, the Term Loan Maturity Date, and shall be due and payable quarterly in arrears on each date specified above following the end of each calendar quarter through such termination date or maturity date, as applicable, with the final payment to be made on such termination date or maturity date, as applicable"

               E. Article II of the Credit Agreement is hereby further amended by adding a new Section 2.16 at the end thereof to read as follows:

               "2.16  Conversion of Loans to Term Loans.

               (a) Each Bank severally agrees on the terms and conditions set forth in this Agreement to advance to the Company (upon request of the Company pursuant to this Agreement) on the Revolving Facility Termination Date an amount up to the sum of (i) the outstanding principal amount of the Loans made by such Bank pursuant to Section 2.1 and outstanding as of the opening of business on the Revolving Facility Termination Date plus (ii) the amount available to be borrowed from such Bank as of the opening of business on the Revolving Facility Termination Date. The aggregate of such advances is collectively called the "Term Loans" and shall be made by each Bank in accordance with its Pro Rata Share. The Term Loans will mature and are due and payable on the Term Loan Maturity Date. Amounts borrowed under this Section 2.16 and subsequently repaid or prepaid may not be reborrowed.

               (b) The Term Loans shall be made upon the irrevocable written notice (including notice via facsimile confirmed immediately by a telephone call) of the Company in the form of a Notice of Borrowing (which notice must be received by the Agent not later than 12:00 noon (San Francisco time) not less than three Business Days prior to the Revolving Facility Termination Date), specifying: (A) the amount of the Term Loans which shall be in a principal amount not more than the sum of (i) the aggregate principal amount of the Loans which will be outstanding as of the opening of business on the Revolving Facility Termination Date, plus (ii) the amount available to be borrowed from the Banks as of the opening of business on the Revolving Facility Termination Date; (B) whether the Term Loans shall be comprised of Base Rate Loans or Offshore Rate Loans; and (C) the Interest Period applicable to any Offshore Rate Loans included in such notice.

               (c) The proceeds of the Term Loans will first be used to pay the principal amount of the Loans made pursuant to Section 2.1 which are outstanding at the time the Term Loans are made and then in accordance with Sections 6.9 and 7.3."

1.3     AMENDMENT TO ARTICLE V:  REPRESENTATION AND WARRANTIES

               A. Article V of the Credit Agreement is hereby amended by deleting Section 5.12, entitled "Year 2000 Compliance", in its entirety.

1.4     SUBSTITUTION OF SCHEDULE


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               A. Schedule 2.1 to the Credit Agreement is hereby amended by deleting said Schedule 2.1 in its entirety and substituting in place thereof a new Schedule 2.1 in the form of Annex I to this Amendment.

SECTION 2.     CONDITIONS TO EFFECTIVENESS

               This Amendment shall become effective upon receipt by the Administrative Agent of all of the following, in form and substance satisfactory to the Administrative Agent and each Bank (the date of satisfaction of such condition being referred to herein as the "FIRST AMENDMENT EFFECTIVE DATE"):

               A. Amendment. This Amendment executed by each party hereto;

               B. Resolutions; Incumbency.

                      (i) Copies of the resolutions of the board of directors of the Company authorizing the transactions contemplated hereby, certified as of the First Amendment Effective Date by the Secretary or an Assistant Secretary of the Company; and

                      (ii) A certificate of the Secretary or Assistant Secretary of the Company, certifying the names and true signatures of the officers of the Company authorized to execute, deliver and perform, as applicable, this Amendment, and all other Loan Documents to be delivered by it hereunder;

               C. Legal Opinion. An opinion of Ivan D. Meyerson, Senior Vice President, General Counsel and Secretary of the Company, addressed to the Administrative Agent and the Banks, substantially in the form of Exhibit A;

               D. Payment of Fees. Evidence of payment by the Company of all accrued and unpaid fees, costs and expenses to the extent then due and payable on the First Amendment Effective Date, together with Attorney Costs of Bank of America to the extent invoiced prior to or on the First Amendment Effective Date, including any such costs, fees and expenses arising under or referenced in Sections 2.9 and 10.4 of the Credit Agreement; provided that, notwithstanding the above, such payment by the Company shall include all accrued and unpaid facility fees through the First Amendment Effective Date;

               E. Company Certificate. A certificate signed by a Responsible Officer of the Company, dated as of the First Amendment Effective Date, stating that:

               (i) the representations and warranties contained in Section 3 hereof and in Article V of the Credit Agreement are true and correct on and as of such date, as though made on and as of such date;

                      (ii)    no Default or Event of Default exists;



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                      (iii) there has occurred since March 31, 2000, no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect.



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SECTION 3.     COMPANY'S REPRESENTATIONS AND WARRANTIES

               In order to induce the Banks to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Company represents and warrants to each Bank that the following statements are true, correct and complete:

               A. DUE INCORPORATION, VALID EXISTENCE AND GOOD STANDING; CORPORATE POWER AND AUTHORITY. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

               B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of the Company.

               C. NO CONFLICT. The execution and delivery by the Company of this Amendment and the performance by the Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of the Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on the Company or any of its Subsidiaries (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of the Company or any of its Subsidiaries,
(iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Banks), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of the Company or any of its Subsidiaries.

               D. GOVERNMENTAL CONSENTS. The execution and delivery by the Company of this Amendment and the performance by the Company of the Amended Agreement do not and will not require any registration with; consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

               E. BINDING OBLIGATION. This Amendment has been duly executed and delivered by the Company and this Amendment and the Amended Agreement are the legally valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

               F. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.



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SECTION 4.     MISCELLANEOUS

               A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                      (i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                      (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                      (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Bank under, the Credit Agreement or any of the other Loan Documents.

               B. FEES AND EXPENSES. The Company acknowledges that all costs, fees and expenses as described in Section 10.4 of the Credit Agreement incurred by the Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Company.

               C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

               D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA (INCLUDING WITHOUT LIMITATION SECTION 1646.5 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

               E. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.



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               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                          MCKESSON HBOC, INC.


                          By: _________________________________
                          Name:   William R. Graber
                          Title:  Senior Vice President and Chief Financial
                                  Officer


                          By: _________________________________
                          Name:   Nicholas A. Loiacono
                          Title:  Vice President, Finance and Treasurer


                          BANK OF AMERICA, N.A., as Administrative Agent


                          By: _________________________________
                          Name:   Jonathan H. Hudson
                          Title:  Associate


                          BANK OF AMERICA, N.A., as a Bank


                          By: _________________________________
                          Name:   Jonathan H. Hudson
                          Title:  Associate


                          MORGAN GUARANTY TRUST COMPANY, as a
                          documentation agent and as a Bank


                          By: _________________________________
                          Name:   Robert Bottamedi
                          Title:  Vice President



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                          THE CHASE MANHATTAN BANK, as
                          documentation agent and as a Bank


                          By: _________________________________
                          Name:   William P. Rindfuss
                          Title:  Vice President


                          BANK ONE, NA, as documentation agent and as a Bank


                          By: _________________________________
                          Name:   Joseph Perdenza
                          Title: Assistant Vice President


                          FIRST UNION NATIONAL BANK, as documentation agent and as a Bank


                          By: _________________________________
                          Name:   Joyce L. Barry
                          Title:  Senior Vice President & Managing Director


                          MELLON BANK, N.A.


                          By: _________________________________
                          Name:   Lawrence C. Ivey
                          Title:  First Vice President


                          TORONTO DOMINION (TEXAS), INC.


                          By: _________________________________
                          Name:   Alva J. Jones
                          Title:  Vice President



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                          WACHOVIA BANK, N.A.


                          By: _________________________________
                          Name:   Jillian Richardson
                          Title:  Assistant Vice President


                          WELLS FARGO BANK, N.A.


                          By: _________________________________
                          Name:   Catherine M. Wallace
                          Title:  Vice President


                          By: _________________________________
                          Name:   J. Gregory Seibly
                          Title:  Senior Vice President


                          THE BANK OF NEW YORK


                          By: _________________________________
                          Name:   Rebecca K. Levine
                          Title:  Vice President


                          U.S. BANK NATIONAL ASSOCIATION


                          By: _________________________________
                          Name:   Aaron J. Gordon
                          Title:  Vice President


                          THE BANK OF NOVA SCOTIA


                          By: _________________________________
                          Name:   R. P. Reynolds
                          Title:  Director



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                          PNC BANK, NATIONAL ASSOCIATION


                          By: _________________________________
                          Name:   Douglas S. King
                          Title:  Vice President


                          ALLFIRST BANK


                          By: _________________________________
                          Name:   Jennifer G. Erickson
                          Title:  Vice President


                          FIFTH THIRD BANK


                          By: _________________________________
                          Name:   Megan S. Heisel
                          Title:  Corporate Banking Officer



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